                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

    [ ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           National Fuel Gas Company
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                (Name of Registrant as Specified in Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                                                    August 31, 2001



                                   A REMINDER


Dear Stockholder:

On August 9, 2001, proxy soliciting material was mailed to you relating to the Special Meeting of Stockholders of National Fuel Gas Company to be held on Wednesday, September 19, 2001.

According to our latest records, we have not yet received your proxy vote for this meeting. Of course, it is possible that your proxy and this letter have crossed in the mail. Since the meeting is only a short time away, we urge you to give the proxy material your immediate attention.

Your Board of Directors recommends that stockholders vote FOR item 1. Your vote is important no matter how many or how few shares you may own.

If you have not already done so, please call toll free 1-888-698-8077 and have your proxy card in hand to vote by telephone, or sign and return your proxy today in the envelope provided. For your convenience, we have enclosed another proxy card for your use in voting.

Thank you for your cooperation.

                                                      Sincerely,



                                                      B. J. Kennedy

Enclosures



                               PLEASE ACT PROMPTLY

                            NATIONAL FUEL GAS COMPANY
               PLEASE MARK VOTE AS INDICATED IN THIS EXAMPLE. [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

                                                                                           For           Against        Abstain
Item 1. Approval of Amendments to the National Fuel Gas Company 1997 Award and             [ ]             [ ]            [ ]
        Option Plan and the National Fuel Gas Company 1993 Award and Option Plan:

       WILL ATTEND MEETING    [ ]


               **WE ENCOURAGE YOU TO VOTE BY TELEPHONE TOLL FREE.
                      PLEASE READ THE INSTRUCTIONS BELOW**

INCOMPLETE DIRECTIONS AND INSTRUCTIONS. IF THIS CARD IS RETURNED SIGNED BUT WITHOUT DIRECTIONS MARKED FOR ITEM 1, YOU ARE INSTRUCTING THE TRUSTEE(S) AND GRANTING THE PROXIES DISCRETION TO VOTE FOR ITEM 1. YOU MAY REVOKE YOUR INSTRUCTIONS BY NOTICE TO THE TRUSTEE(S) AS DESCRIBED ON THE FIRST PAGE OF THE ENCLOSED PROXY STATEMENT.


                                    Please sign your name as it appears on this proxy/voting instruction card and return the completed card in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.


                                    --------------------------------------------
                                                     Signature


                                    --------------------------------------------
                                            Signature (if held jointly)


                                    Dated:______________________________________



This proxy, when properly executed, will be voted as directed by the stockholder. See reverse side for important provisions and additional instructions.


CONTROL NUMBER


                         VOTE BY TELEPHONE -- TOLL FREE

                                [PHONE GRAPHIC]

                          QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies/trustees to vote your shares in the same manner as if you marked, signed and returned your proxy card.

--  You will be asked to enter a Control Number, which is located above.
--------------------------------------------------------------------------------
--  To vote as the Board of Directors RECOMMENDS, Press 1.

--  To vote AGAINST, press 9

--  To ABSTAIN; press 0.
--------------------------------------------------------------------------------

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.
         Your vote will be repeated, please confirm your selection.

         When prompted, please answer the following:
               --  Will you be attending the Special Meeting?


IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK YOUR PROXY/VOTING INSTRUCTION CARD.

                              THANK YOU FOR VOTING.

 CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
           1-888-698-8077 -- ANYTIME
   There is NO CHARGE to you for this call.

PROXY                                                                      PROXY


                            NATIONAL FUEL GAS COMPANY

Proxy/Voting Instruction Card Solicited by the Board of Directors for Use at the
               Special Meeting of Stockholders: September 19, 2001
                PLACE: Offices of LeBoeuf, Lamb, Greene & MacRae,
                  125 West 55th Street, New York, NY 10019-5389

         The undersigned on the other side of this card hereby appoints B. J. Kennedy, P. C. Ackerman, and A. M. Cellino, and each or any of them, Proxies with full power of substitution and revocation in each, to vote all the shares of Common Stock held of record by the undersigned on July 23, 2001 at the Special Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Special Meeting or any adjournment thereof. THIS PROXY MAY BE REVOKED WITH THE SECRETARY OF THE MEETING AS DESCRIBED ON THE FIRST PAGE OF THE ENCLOSED PROXY STATEMENT.

         EMPLOYEE BENEFIT PLANS. This card also provides voting instructions for shares held in the National Fuel Gas Company Employee Stock Ownership Plans, the National Fuel Gas Company Employees' Thrift Plan, and the National Fuel Gas Company Tax-Deferred Savings Plans. If you are a participant in any of these plans and have shares of the Common Stock of the Company allocated to your account under these plans, please read the following authorization to the Trustees of those plans as to the voting of such shares.


         TRUSTEES' AUTHORIZATION. The undersigned on the other side of this card authorizes JP Morgan Chase & Co. as Trustee of the National Fuel Gas
Company Employee Stock Ownership Plans and the National Fuel Gas Company Employees' Thrift Plan and/or authorizes Vanguard Fiduciary Trust Company as Trustee of the National Fuel Gas Company Tax-Deferred Savings Plans to vote all shares of the Common Stock of the Company allocated to the undersigned's account under such plan(s) (as shown on the reverse side) at the Special Meeting, or at any adjournment thereof, in accordance with the instructions on the reverse side.


      THIS PROXY/VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE. PLEASE VOTE BY TELEPHONE, OR SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.



                             YOUR VOTE IS IMPORTANT!
         YOU CAN VOTE WITHOUT ATTENDING THE MEETING IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-888-698-8077 on a touch-tone telephone and follow the instructions found on the reverse side.

                                       Or

2. Mark, sign and date your proxy/voting card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE